UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.

(Exact name of Registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 10/31

Date of reporting period: 4/30/09

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Frontier Fund, Inc.

Mid-Year Report
April 30, 2009

Seeking Growth in
Capital Value Through
Investments in
Small-Company Stocks

SELIGMAN
INVESTMENTS

Performance Overview	2
Portfolio Overview	4
Understanding and Comparing Your Fund’s Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	25
Proxy Results	30
Additional Fund Information	31

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The investment manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least February 28, 2010. Absent such waiver/reimbursement, returns for periods that include a reimbursement would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares have no sales charges, and returns are calculated accordingly. Effective June 13, 2009, Class I and Class R shares are redesignated as Class R5 and Class R2 shares, respectively. There will no longer be a 1% CDSC for Class R2 shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended April 30, 2009

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(6.47)%	(34.21)%	(4.78)%	(1.87)%	n/a	n/a	n/a
Without Sales Charge	(0.82)	(30.21)	(3.65)	(1.29)	n/a	n/a	n/a
Class B
With CDSC†	(5.97)	(34.11)	(4.62)	n/a	n/a	n/a	n/a
Without CDSC	(1.02)	(30.64)	(4.36)	(1.88)‡	n/a	n/a	n/a
Class C
With 1% CDSC	(2.17)	(31.43)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(1.18)	(30.73)	(4.29)	n/a	(2.27)%	n/a	n/a
Class I	(0.52)	(29.83)	(3.06)	n/a	n/a	(0.92)%	n/a
Class R
With 1% CDSC	(1.83)	(31.10)	n/a	n/a	n/a	n/a	n/a
Without CDSC	(0.84)	(30.40)	(3.87)	n/a	n/a	n/a	1.51%
Benchmarks**
Lipper Small-Cap Growth Funds Average	(3.18)	(32.98)	(2.71)	1.07	1.13	(0.93)	3.05
Russell 2000 Growth Index	(3.77)	(30.36)	(1.67)	(1.06)	(0.91)	0.19	4.49

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R
4/30/09	$7.23	$5.84	$5.86	$7.67	$7.12
10/31/08	7.29	5.90	5.93	7.71	7.18
4/30/08	10.36	8.42	8.46	10.93	10.23

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling ($3.6 billion as of April 30, 2009). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Growth Index (Russell Index) measures the performance of small-company growth stocks, as determined by the Frank Russell Company. The Lipper Average and the Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes, and the Russell Index does not reflect fees, sales charges or taxes. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% if you sell your shares within one year and 2% for the five-year period.
‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets
April 30, 2009

				Percent of Net Assets
	Issues	Cost	Value	April 30, 2009	October 31, 2008
Common Stocks:
Aerospace and Defense	5	$2,166,679	$1,418,137	4.1	7.6
Auto Components	1	208,604	223,175	0.6	—
Biotechnology	7	3,039,411	2,014,828	5.8	7.9
Capital Markets	1	254,497	145,996	0.4	2.6
Chemicals	—	—	—	—	1.3
Commercial Banks	1	186,587	176,735	0.5	—
Commercial Services and Supplies	3	2,133,086	1,445,488	4.1	5.7
Communications Equipment	5	1,206,344	1,254,336	3.6	3.8
Computers and Peripherals	1	81,989	87,398	0.3	—
Construction and Engineering	4	737,186	813,842	2.3	—
Distributors	—	—	—	—	0.4
Diversified Consumer Services	3	759,023	696,236	2.0	2.2
Electric Utilities	1	315,471	282,945	0.8	0.5
Electrical Equipment	1	156,161	164,271	0.5	1.2
Electronic Equipment, Instruments and Components	3	917,299	709,742	2.0	1.3
Energy Equipment and Services	4	1,391,397	853,393	2.4	2.8
Food Products	1	212,925	222,924	0.6	—
Health Care Equipment and Supplies	5	1,626,468	1,242,402	3.6	5.2
Health Care Providers and Services	8	4,202,649	2,830,749	8.1	8.4
Hotels, Restaurants and Leisure	8	2,943,897	2,218,629	6.4	5.5
Insurance	3	743,030	760,000	2.2	—
Internet Software and Services	5	1,806,323	1,760,004	5.0	3.7
IT Services	3	1,126,620	979,193	2.8	0.6
Life Sciences Tools and Services	2	862,937	661,686	1.9	2.5
Machinery	2	653,421	439,452	1.3	1.4
Metals and Mining	1	250,957	272,580	0.8	1.4
Oil, Gas and Consumable Fuels	6	2,535,819	1,323,012	3.8	5.9
Paper and Forest Products	1	128,019	135,772	0.4	—
Personal Products	2	661,038	564,320	1.6	1.5
Pharmaceuticals	4	1,140,251	846,144	2.4	1.6
Professional Services	2	2,267,108	2,278,406	6.5	6.2
Real Estate Investment Trusts	3	890,042	778,266	2.2	1.5
Semiconductors and Semiconductor Equipment	5	3,167,780	2,203,704	6.3	6.6
Software	5	3,063,799	2,450,871	7.0	5.2
Specialty Retail	5	1,168,276	1,176,751	3.4	2.6
Textiles, Apparel and Luxury Goods	—	—	—	—	0.4
Thrifts and Mortgage Finance	1	136,816	134,046	0.4	—
Trading Companies and Distributors	1	384,281	209,690	0.6	—
	113	43,526,190	33,775,123	96.7	97.5
Short-Term Holding and Other Assets Less Liabilities	1	1,137,670	1,137,670	3.3	2.5
Net Assets	114	$44,663,860	$34,912,793	100.0	100.0

Portfolio Overview

Largest Industries
April 30, 2009

Largest Portfolio Holdings†
April 30, 2009

Security	Value	Percent of Net Assets
Nuance Communications	$1,302,626	3.7
FTI Consulting	1,240,288	3.6
Huron Consulting Group	1,038,118	3.0
Microsemi	785,365	2.2
Bally Technologies	719,950	2.1
Celera	686,841	2.0
Gentiva Health Services	624,456	1.8
Corrections Corporation of America	591,256	1.7
The GEO Group	588,702	1.7
Mednax	538,428	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Largest Portfolio Changes
November 1, 2008 to April 30, 2009

Largest Purchases
American Public Education*
Gentiva Health Services
Parexel International*
Sepracor*
Aspen Insurance Holdings*
Abercrombie & Fitch (Class A)*
Wright Medical Group*
Alberto-Culver*
Lender Processing Services*
Wendy’s/Arby’s Group*

Largest Sales
Inverness Medical Innovations**
Foundry Networks**
ITT Educational Services**
Knight Capital Group*
PDL Biopharma**
WMS Industries
Life Technologies** (formerly Invitrogen)
Ceradyne**
Brush Engineered Material**
Centene**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of November 1, 2008 and held for the entire six-month period ended April 30, 2009.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 11/1/08	Annualized Expense Ratio*	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/08 to 4/30/09**	Ending Account Value 4/30/09	Expenses Paid During Period 11/1/08 to 4/30/09**
Class A	$1,000.00	1.97%	$991.80	$ 9.73	$1,015.03	$ 9.84
Class B	1,000.00	2.73	989.80	13.47	1,011.26	13.61
Class C	1,000.00	2.72	988.20	13.41	1,011.31	13.56
Class I	1,000.00	1.73	994.80	8.56	1,016.22	8.65
Class R	1,000.00	2.23	991.60	11.01	1,013.74	11.13

*	Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least February 28, 2010, the Manager, has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e. those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of average daily net assets. Absent such waiver/reimbursement, the expense ratios and expenses paid reported above would have been higher.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period November 1, 2008 to April 30, 2009, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments  (unaudited)
April 30, 2009

	Shares	Value
Common Stocks 96.7%
Aerospace and Defense 4.1%
AeroVironment*	15,900	$376,194
BE Aerospace*	19,100	206,089
Ducommun	21,800	377,576
Orbital Sciences*	11,300	174,698
Stanley*	11,000	283,580
		1,418,137
Auto Components 0.6%
Amerigon (Class A)*	39,500	223,175
Biotechnology 5.8%
Alexion Pharmaceuticals*	6,800	227,256
BioMarin Pharmaceutical*	28,900	371,654
Celera*	84,900	686,841
Cubist Pharmaceuticals*	9,900	164,340
Facet Biotechnology Corp*	18,220	170,357
Human Genome Sciences*	63,000	137,970
Onyx Pharmaceuticals*	9,900	256,410
		2,014,828
Capital Markets 0.4%
Thomas Weisel Partners Group*	32,300	145,996
Commercial Banks 0.5%
Signature Bank*	6,500	176,735
Commercial Services and Supplies 4.1%
Clean Harbors*	5,300	265,530
Corrections Corporation of America*	41,844	591,256
The GEO Group*	35,400	588,702
		1,445,488
Communications Equipment 3.6%
ADC Telecommunications*	24,000	176,640
CommScope*	15,400	386,540
F5 Networks*	8,700	237,249
Ixia*	41,900	241,344
NICE Systems (ADR)*	8,300	212,563
		1,254,336
Computers and Peripherals 0.3%
Electronics for Imaging*	8,900	87,398

See footnotes on page 11.

Portfolio of Investments  (unaudited)
April 30, 2009

	Shares	Value
Construction and Engineering 2.3%
Foster Wheeler*	8,200	$176,546
MasTec*	17,500	218,925
Quanta Services*	6,900	156,837
Shaw Group*	7,800	261,534
		813,842
Diversified Consumer Services 2.0%
American Public Education*	12,100	435,600
Coinstar*	400	14,236
Corinthian Colleges*	16,000	246,400
		696,236
Electric Utilities 0.8%
ITC Holdings	6,500	282,945
Electrical Equipment 0.5%
AMETEK	5,100	164,271
Electronic Equipment, Instruments and Components 2.0%
FLIR Systems*	11,300	250,634
Itron*	3,504	161,184
L-1 Identity Solutions*	40,700	297,924
		709,742
Energy Equipment and Services 2.4%
Dril-Quip*	7,400	254,412
Hornbeck Offshore Services*	7,800	181,194
Oceaneering International*	4,600	209,622
T-3 Energy Services*	15,500	208,165
		853,393
Food Products 0.6%
Ralcorp Holdings*	3,900	222,924
Health Care Equipment and Supplies 3.6%
American Medical Systems Holdings*	19,300	238,741
EV3*	31,400	262,504
Integra LifeSciences Holdings*	10,367	267,676
TomoTherapy*	73,200	188,856
Wright Medical Group*	20,700	284,625
		1,242,402

See footnotes on page 11.

Portfolio of Investments  (unaudited)
April 30, 2009

	Shares	Value
Health Care Providers and Services 8.1%
Alliance Healthcare Services*	33,500	$263,645
Amedisys*	7,400	248,196
AmSurg*	13,300	273,182
Chemed	7,700	325,941
Five Star Quality Care*	133,500	225,615
Gentiva Health Services*	39,200	624,456
Mednax*	14,998	538,428
Skilled Healthcare Group (Class A)*	37,948	331,286
		2,830,749
Hotels, Restaurants and Leisure 6.4%
Bally Technologies*	27,500	719,950
Buffalo Wild Wings*	4,100	160,064
Dominos Pizza*	22,000	207,680
Einstein Noah Restaurant Group*	17,300	186,667
Morgans Hotel Group*	58,067	249,107
Texas Roadhouse (Class A)*	15,754	179,281
Wendy’s/Arby’s Group	51,800	259,000
WMS Industries*	8,000	256,880
		2,218,629
Insurance 2.2%
Aspen Insurance Holdings	14,200	334,836
First American Financial	9,000	252,720
Navigators Group*	3,800	172,444
		760,000
Internet Software and Services 5.0%
Art Technology Group*	141,100	443,054
Equinix*	4,600	323,058
Omniture*	32,000	394,240
Valueclick*	24,000	254,400
VistaPrint*	10,051	345,252
		1,760,004
IT Services 2.8%
Information Services Group*	69,600	206,016
Lender Processing Services*	12,300	352,518
TeleTech Holdings*	31,700	420,659
		979,193
Life Sciences Tools and Services 1.9%
Parexel International*	38,100	377,571
PerkinElmer	19,500	284,115
		661,686

See footnotes on page 11.

Portfolio of Investments  (unaudited)
April 30, 2009

	Shares	Value
Machinery 1.3%
Barnes Group	24,900	$352,584
Force Protection*	11,400	86,868
		439,452
Metals and Mining 0.8%
Schnitzer Steel Industries	5,500	272,580
Oil, Gas and Consumable Fuels 3.8%
Approach Resources*	25,500	181,050
Cabot Oil & Gas	8,700	262,653
Goodrich Petroleum*	8,800	201,784
Overseas Shipholding Group	6,700	192,357
Teekay Shipping	12,500	180,500
Whiting Petroleum*	9,300	304,668
		1,323,012
Paper and Forest Products 0.4%
Domtar*	74,600	135,772
Personal Products 1.6%
Alberto-Culver	13,000	289,770
Chattem*	5,000	274,550
		564,320
Pharmaceuticals 2.4%
Cypress Bioscience*	14,400	103,680
Endo Pharmaceuticals Holdings*	11,600	191,864
Medicines*	24,700	246,506
Sepracor*	21,400	304,094
		846,144
Professional Services 6.5%
FTI Consulting*	22,600	1,240,288
Huron Consulting Group*	21,650	1,038,118
		2,278,406
Real Estate Investment Trusts 2.2%
Mack-Cali Realty	2,400	64,464
MFA Mortgage Investments	67,600	398,164
Redwood Trust	19,400	315,638
		778,266
Semiconductors and Semiconductor Equipment 6.3%
Atheros Communications*	17,900	308,238
LSI*	44,900	172,416
Microsemi*	58,522	785,365
ON Semiconductor*	79,491	430,841
Tessera Technologies*	36,100	506,844
		2,203,704

See footnotes on page 11.

Portfolio of Investments  (unaudited)
April 30, 2009

	Shares	Value
Software 7.0%
Ariba*	24,200	$232,562
Informatica*	15,178	241,330
Lawson Software*	46,100	248,479
Macrovision Solutions*	21,062	425,874
Nuance Communications*	97,575	1,302,626
		2,450,871
Specialty Retail 3.4%
Abercrombie & Fitch (Class A)	12,700	343,662
Aeropostale*	5,800	197,026
J. Crew Group*	10,300	177,263
Urban Outfitters*	17,600	343,024
Zumiez*	9,600	115,776
		1,176,751
Thrifts and Mortgage Finance 0.4%
First Niagara Financial Group	9,900	134,046
Trading Companies and Distributors 0.6%
Titan Machinery*	20,700	209,690

Total Common Stocks (Cost $43,526,190)		33,775,123
Money Market Fund 3.7%
SSgA U.S. Treasury Money Market Fund (Cost $1,272,578)	1,272,578	1,272,578

Total Investments (Cost $44,798,768) 100.4%		35,047,701

Other Assets Less Liabilities (0.4)%		(134,908)

Net Assets 100.0%		$34,912,793

* Non-income producing security.
ADR — American Depository Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
April 30, 2009

Assets:
Investments, at value
Common stocks (cost $43,526,190)	$33,775,123
Money market fund (cost $1,272,578)	1,272,578
Total investments (cost $44,798,768)	35,047,701
Receivable for securities sold	1,556,475
Expenses prepaid to shareholder service agent	22,450
Receivable from the Manager (Note 4a)	12,427
Receivable for Capital Stock sold	8,555
Dividends receivable	1,736
Other	21,056
Total Assets	36,670,400

Liabilities:
Payable for securities purchased	1,549,504
Payable for Capital Stock repurchased	83,822
Management fee payable (Note 4a)	26,047
Distribution and service (12b-1) fees payable	12,026
Accrued expenses and other	86,208
Total Liabilities	1,757,607
Net Assets	$34,912,793

Composition of Net Assets:
Capital Stock, at $0.10 par value; (500,000,000 shares authorized; 5,128,303 shares outstanding):
Class A	$313,952
Class B	18,329
Class C	150,280
Class I	28,927
Class R	1,342
Additional paid-in capital	52,196,530
Accumulated net investment loss	(135,620)
Accumulated net realized loss	(7,909,880)
Net unrealized depreciation of investments	(9,751,067)
Net Assets	$34,912,793

Net Asset Value Per Share:
Class A ($22,714,406 ÷ 3,139,517 shares)	$7.23
Class B ($1,070,448 ÷ 183,295 shares)	$5.84
Class C ($8,813,952 ÷ 1,502,805 shares)	$5.86
Class I ($2,218,405 ÷ 289,267 shares)	$7.67
Class R ($95,582 ÷ 13,419 shares)	$7.12

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended April 30, 2009

Investment Income:
Dividends	$223,381

Expenses:
Management fee	157,167
Shareholder account services	115,956
Distribution and service fees	71,959
Registration	43,086
Auditing and legal fees	27,737
Shareholder reports and communications	18,823
Custody and related services	14,992
Directors’ fees and expenses	1,552
Miscellaneous	3,246
Total Expenses Before Reimbursement	454,518
Reimbursement of expenses (Note 4a)	(96,350)
Total Expenses After Reimbursement	358,168
Net Investment Loss	(134,787)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(6,105,631)
Net increase from payment by affiliate (Note 4a)	2,908
Net change in unrealized depreciation of investments	5,480,122
Net Loss on Investments	(622,601)
Decrease in Net Assets from Operations	$(757,388)

See Notes to Financial Statements.

Statements of Changes in Net Assets
 (unaudited)

	Six Months Ended April 30, 2009	Year Ended October 31, 2008
Operations:
Net investment loss	$(134,787)	$(767,514)
Net realized loss on investments	(6,105,631)	(1,654,925)
Net increase from payment by affiliate (Note 4a)	2,908	91,980
Net change in unrealized appreciation/depreciation of investments	5,480,122	(32,239,506)
Decrease in Net Assets from Operations	(757,388)	(34,569,965)
Distributions to Shareholders:
Net realized short-term gain on investments:
Class A	—	(2,655,026)
Class B	—	(201,095)
Class C	—	(187,367)
Class D	—	(1,107,405)
Class I	—	(266,312)
Class R	—	(5,158)
Total	—	(4,422,363)
Net realized long-term gain on investments:
Class A	—	(5,413,712)
Class B	—	(410,042)
Class C	—	(382,049)
Class D	—	(2,258,045)
Class I	—	(543,021)
Class R	—	(10,518)
Total	—	(9,017,387)
Decrease in Net Assets from Distributions	—	(13,439,750)
Capital Share Transactions:
Net proceeds from sales of shares	1,198,391	3,515,337
Exchanged from associated funds	261,785	1,228,217
Investment of gain distributions	—	12,309,495
Total	1,460,176	17,053,049
Cost of shares repurchased	(4,496,115)	(11,227,271)
Exchanged into associated funds	(606,140)	(2,242,351)
Total	(5,102,255)	(13,469,622)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,642,079)	3,583,427
Proceeds from Regulatory Settlement (Note 8)	—	665,627
Decrease in Net Assets	(4,399,467)	(43,760,661)
Net Assets:
Beginning of period	39,312,260	83,072,921
End of Period (net of accumulated net investment loss of $135,620 and $833, respectively)	$34,912,793	$39,312,260

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 5.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors (the “Board”) of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

Effective June 13, 2009, Class I and Class R shares are redesignated as Class R5 and Class R2 shares, respectively. There will no longer be a 1% CDSC for Class R2 shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.

Notes to Financial Statements (unaudited)

All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Fund’s investment manager (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of small-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected.

b.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses on investments are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2009, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

Notes to Financial Statements (unaudited)

d.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

e.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended April 30, 2009.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of April 30, 2009, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 — Quoted Prices in Active Markets for Identical Investments	$35,047,701
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$35,047,701

4.	Management and Distribution Services, and Other Transactions

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee) calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund’s average daily net assets. For the six months ended April 30, 2009, RiverSource received $151,017 of such fee and the balance was paid to JWS. At April 30, 2009, the Fund owed RiverSource $26,047 relating to management fees.

Through at least February 28, 2010, the Manager has contractually undertaken to waive its fees and/or reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the six months ended April 30, 2009, RiverSource and JWS reimbursed expenses of $92,588 and $3,762, respectively. At April 30, 2009, RiverSource owed the Fund $12,427 relating to the reimbursement. During the period, JWS voluntarily reimbursed the Fund an additional $2,908 (a total of $94,888) for a trading error which occurred during the prior period. The effect of the loss and the reimbursement by JWS had no impact on total returns.

Notes to Financial Statements (unaudited)

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with such office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise has obtained Board approval to increase the fees payable by the Fund under the Administrative Services Agreement later in 2009. However, any such increase in fees will be offset by decreases in advisory fees under the Investment Management Services Agreement and in certain other expenses. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.	Distribution Services — For the six months ended April 30, 2009, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $735 from sales of Class A shares. Commissions of $3,160 were also paid to dealers from sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2009, fees incurred under the Plan aggregated $25,821, or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C and Class R shares for which the organizations are responsible; and, Class C and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended April 30, 2009, fees incurred under the Plan, equivalent to 1% (0.99% in the case of Class C shares) per annum of the average daily net assets of Class B and Class C shares and 0.50% per annum of the average daily net assets of Class R shares amounted to $5,464, $40,470 and $203, respectively.

The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended April 30, 2009, the Distributor and RiverSource Services, Inc. received distribution and service fees of $5,784.

The Distributor is entitled to retain CDSC imposed on certain redemptions of Class A, Class B, Class C and Class R shares. For the six months ended April 30, 2009, such charges amounted to $706.

c.	Transfer Agent and Shareholder Services — For the six months ended April 30, 2009, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $100,111 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Notes to Financial Statements (unaudited)

Costs of Seligman Data Corp. directly attributable to a Fund were charged to that Fund. The remaining charges were allocated to each Fund by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of a Guarantor to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on each Guarantor’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of April 30, 2009, the Fund’s potential obligation under the Guaranty is $97,800. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., the current transfer and shareholder service agent for the Funds, effective on or about June 13, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases (the “Non-Recurring Charges”). These Non-Recurring Charges are being incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges. For the six months ended April 30, 2009, the Non-Recurring Charges amounted to $15,845, or 0.05% of the Fund’s average net assets. The amount of Non-Recurring Charges to be incurred from May 1, 2009 to June 12, 2009, is estimated to be 0.10% of the Fund’s net assets as of April 30, 2009. The Non-Recurring Charges are included in the Fund’s total expenses and are, therefore, subject to the expense limitation described above.

d.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through April 30, 2009, $725 was paid by the Fund to this company for such services.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at April 30, 2009, of $597 is included in accrued expenses and other liabilities.

Certain officers and directors of the Funds are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

Notes to Financial Statements (unaudited)

5.	Committed Line of Credit — Effective June 17, 2009, the Fund became an additional borrower in a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the “Administrative Agent”), whereby the Fund may borrow up to 10% of its net assets for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other Seligman and RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Until June 17, 2009, the Fund was a participant in a committed line of credit with a syndicate of banks, whereby the Fund was permitted to borrow up to 10% of its net assets for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other Seligman funds, severally and not jointly, permitted collective borrowings up to $200 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.50%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum. The Fund had no borrowings during the six months ended April 30, 2009.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2009, amounted to $20,787,609 and $24,626,199, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended April 30, 2009, and will vary from the final tax information as of the Fund’s year end.

At April 30, 2009, the cost of investments for federal income tax purposes was $45,283,908. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $485,140.

Notes to Financial Statements (unaudited)

The tax basis components of accumulated losses at April 30, 2009 are as follows:

Gross unrealized appreciation of portfolio securities	$1,398,182
Gross unrealized depreciation of portfolio securities	(11,634,389)
Net unrealized depreciation of portfolio securities	(10,236,207)
Capital loss carryforward	(1,048,243)
Current period net realized loss	(6,376,497)
Total accumulated losses	$(17,660,947)

At October 31, 2008, the Fund had a capital loss carryforward for federal income tax purposes of $1,048,243, all of which expires in 2016 and is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

The tax characterization of distributions paid is as follows:

Year Ended October 31, 2008
Ordinary income	$4,422,363
Long-term capital gain	9,017,387

8.	Proceeds from Regulatory Settlement — In June 2008, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $665,627, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

9.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	70,102	$456,501	154,013	$1,635,968
Exchanged from associated funds	15,746	102,993	17,720	182,854
Investment of gain distributions	—	—	591,519	7,263,856
Converted from Class B*	13,522	89,175	34,067	342,536
Total	99,370	648,669	797,319	9,425,214
Cost of shares repurchased	(350,502)	(2,298,560)	(615,111)	(6,280,628)
Exchanged into associated funds	(68,588)	(430,531)	(78,696)	(818,127)
Total	(419,090)	(2,729,091)	(693,807)	(7,098,755)
Increase (decrease)	(319,720)	$(2,080,422)	103,512	$2,326,459

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended April 30, 2009		Year Ended October 31, 2008†
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	8,398	$44,232	19,566	$163,308
Exchanged from associated funds	—	2	2,366	19,397
Investment of gain distributions	—	—	58,949	590,665
Total	8,398	44,234	80,881	773,370
Cost of shares repurchased	(23,184)	(124,368)	(60,217)	(485,802)
Exchanged into associated funds	(5,815)	(29,644)	(12,679)	(100,473)
Converted to Class A*	(16,723)	(89,175)	(41,914)	(342,536)
Total	(45,722)	(243,187)	(114,810)	(928,811)
Decrease	(37,324)	$(198,953)	(33,929)	$(155,441)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	22,810	$120,863	40,838	$330,927
Exchanged from associated funds	29,499	158,790	107,306	881,727
Investment of gain distributions	—	—	53,260	533,659
Converted from Class D**	—	—	1,525,120	13,497,115
Total	52,309	279,653	1,726,524	15,243,428
Cost of shares repurchased	(124,188)	(653,437)	(235,848)	(1,889,553)
Exchanged into associated funds	(26,416)	(137,412)	(129,460)	(1,006,492)
Total	(150,604)	(790,849)	(365,308)	(2,896,045)
Increase (decrease)	(98,295)	$(511,196)	1,361,216	$12,347,383
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	—	—	28,275	$267,246
Exchanged from associated funds	—	—	14,749	133,953
Investment of gain distributions	—	—	309,012	3,096,305
Total	—	—	352,036	3,497,504
Cost of shares repurchased	—	—	(186,014)	(1,668,382)
Exchanged into associated funds	—	—	(35,614)	(314,543)
Converted to Class C**	—	—	(1,532,045)	(13,497,115)
Total	—	—	(1,753,673)	(15,480,040)
Decrease	—	—	(1,401,637)	$(11,982,536)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	77,306	$533,659	102,154	$1,061,694
Investment of gain distributions	—	—	62,594	809,333
Total	77,306	533,659	164,748	1,871,027
Cost of shares repurchased	(206,592)	(1,402,010)	(81,550)	(879,399)
Increase (decrease)	(129,286)	$(868,351)	83,198	$991,628

†	November 1, 2007 to May 16, 2008, in the case of Class D shares.
*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.
**	Effective May 16, 2008, Class D shares converted to Class C shares.

Notes to Financial Statements (unaudited)

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	6,435	$43,136	5,371	$56,194
Exchanged into associated funds	—	—	1,233	10,286
Investment of gain distributions	—	—	1,291	15,677
Total	6,435	43,136	7,895	82,157
Cost of shares repurchased	(2,627)	(17,740)	(2,573)	(23,507)
Exchanged into associated funds	(1,319)	(8,553)	(383)	(2,716)
Total	(3,946)	(26,293)	(2,956)	(26,223)
Increase	2,489	$16,843	4,939	$55,934

10.	Information Regarding Pending and Settled Legal Proceedings — In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, JWS paid $11.3 million to four Seligman Funds, none of which was Seligman Frontier Fund. The settlement payments are reflected in the net asset values of those four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

Notes to Financial Statements (unaudited)

In December 2005, without admitting or denying the allegation, American Express Financial Corporation (“AEFC”, which is now known as Ameriprise Financial, Inc. (“Ameriprise”)), entered into settlement agreements with the SEC and Minnesota Department of Commerce (“MDOC”) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an Independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.1 Ameriprise and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

Ameriprise and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise believes that the RiverSource and Seligman Funds are not currently the subject of, and that neither Ameriprise nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the RiverSource and Seligman Funds or the ability of Ameriprise or its affiliates to perform under their contracts with the RiverSource and Seligman Funds. Information regarding certain legal proceedings may be found in the RiverSource and Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.1

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the RiverSource and Seligman Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the RiverSource and Seligman Funds or the ability of Ameriprise or its affiliates to perform under their contracts with the RiverSource and Seligman Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise.

11.	Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Class A
			Year Ended October 31,
	Six Months Ended April 30, 2009		2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$7.29		$15.63	$14.29	$12.36	$12.17	$11.49
Income (Loss) from Investment Operations:
Net investment loss	(0.02)		(0.12)	(0.21)	(0.21)	(0.21)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.04)		(5.93)	3.18	2.64	0.40	0.89
Total from Investment Operations	(0.06)		(6.05)	2.97	2.43	0.19	0.68
Proceeds from Regulatory Settlement[1]	—		0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	—		(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$7.23		$7.29	$15.63	$14.29	$12.36	$12.17

Total Return	(0.82)%		(44.19)%[1]	22.93%	20.29%	1.56%	5.92%#

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$22,720		$25,209	$52,441	$48,470	$47,699	$61,326
Ratio of expenses to average net assets	1.97	%†	1.97%	1.90%	1.97%	2.01%	2.06%
Ratio of net investment loss to average net assets	(0.62	)%†	(1.13)%	(1.47)%	(1.60)%	(1.70)%	(1.75)%
Portfolio turnover rate	62.04%		156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.55	%††	2.05%
Ratio of net investment loss to average net assets	(1.20	)%††	(1.21)%

See footnotes on page 29.

Financial Highlights (unaudited)

Class B
			Year Ended October 31,
	Six Months Ended April 30, 2009		2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$5.90		$13.22	$12.42	$10.88	$10.80	$10.28
Income (Loss) from Investment Operations:
Net investment loss	(0.04)		(0.16)	(0.27)	(0.27)	(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.02)		(4.85)	2.70	2.31	0.35	0.79
Total from Investment Operations	(0.06)		(5.01)	2.43	2.04	0.08	0.52
Proceeds from Regulatory Settlement[1]	—		0.10	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	—		(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$5.84		$5.90	$13.22	$12.42	$10.88	$10.80

Total Return	(1.02)%		(44.62)%[1]	21.90%	19.43%	0.74%	5.06%#

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,070		$1,302	$3,365	$4,264	$7,060	$13,393
Ratio of expenses to average net assets	2.73	%†	2.73%	2.66%	2.73%	2.76%	2.82%
Ratio of net investment loss to average net assets	(1.38	)%†	(1.89)%	(2.23)%	(2.36)%	(2.45)%	(2.51)%
Portfolio turnover rate	62.04%		156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.31	%††	2.81%
Ratio of net investment loss to average net assets	(1.96	)%††	(1.97)%

See footnotes on page 29.

Financial Highlights (unaudited)

Class C
			Year Ended October 31,
	Six Months Ended April 30, 2009		2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$5.93		$13.23	$12.42	$10.89	$10.81	$10.28
Income (Loss) from Investment Operations:
Net investment loss	(0.04)		(0.15)	(0.27)	(0.27)	(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.03)		(4.84)	2.71	2.30	0.35	0.80
Total from Investment Operations	(0.07)		(4.99)	2.44	2.03	0.08	0.53
Proceeds from Regulatory Settlement[1]	—		0.10	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	—		(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$5.86		$5.93	$13.23	$12.42	$10.89	$10.81

Total Return	(1.18)%		(44.38)%[1]	22.00%	19.31%	0.74%	5.16%#

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,816		$9,493	$3,173	$2,505	$2,501	$2,832
Ratio of expenses to average net assets	2.72	%†	2.73%	2.66%	2.73%	2.76%	2.82%
Ratio of net investment loss to average net assets	(1.37	)%†	(1.89)%	(2.23)%	(2.36)%	(2.45)%	(2.51)%
Portfolio turnover rate	62.04%		156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.30	%††	2.81%
Ratio of net investment loss to average net assets	(1.95	)%††	(1.97)%

See footnotes on page 29.

Financial Highlights (unaudited)

Class I
			Year Ended October 31,
	Six Months Ended April 30, 2009		2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$7.71		$16.30	$14.76	$12.67	$12.39	$11.62
Income (Loss) from Investment Operations:
Net investment loss	(0.01)		(0.06)	(0.13)	(0.13)	(0.13)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.03)		(6.24)	3.30	2.72	0.41	0.90
Total from Investment Operations	(0.04)		(6.30)	3.17	2.59	0.28	0.77
Proceeds from Regulatory Settlement[1]	—		0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	—		(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$7.67		$7.71	$16.30	$14.76	$12.67	$12.39

Total Return	(0.52)%		(43.87)%[1]	23.62%	21.08%	2.26%	6.63%#

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,218		$3,229	$5,467	$4,439	$3,913	$4,497
Ratio of expenses to average net assets	1.73	%†	1.39%	1.29%	1.33%	1.33%	1.34%
Ratio of net investment loss to average net assets	(0.38	)%†	(0.55)%	(0.86)%	(0.96)%	(1.02)%	(1.03)%
Portfolio turnover rate	62.04%		156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	1.73	%††
Ratio of net investment loss to average net assets	(0.38	)%††

See footnotes on page 29.

Financial Highlights (unaudited)

Class R
			Year Ended October 31,
	Six Months Ended April 30, 2009		2008	2007	2006	2005	2004

Per Share Data:
Net Asset Value, Beginning of Period	$7.18		$15.47	$14.20	$12.30	$12.17	$11.48
Income (Loss) from Investment Operations:
Net investment loss	(0.03)		(0.14)	(0.24)	(0.25)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.03)		(5.86)	3.14	2.65	0.38	0.93
Total from Investment Operations	(0.06)		(6.00)	2.90	2.40	0.13	0.69
Proceeds from Regulatory Settlement[1]	—		0.12	—	—	—	—
Less Distributions:
Distributions from net realized capital gain	—		(2.41)	(1.63)	(0.50)	—	—
Net Asset Value, End of Period	$7.12		$7.18	$15.47	$14.20	$12.30	$12.17

Total Return	(0.84)%		(44.36)%[1]	22.53%	20.14%	1.07%	6.01%#

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$96		$79	$93	$17	$7	$71
Ratio of expenses to average net assets	2.23	%†	2.23%	2.15%	2.23%	2.25%	2.32%
Ratio of net investment loss to average net assets	(0.88	)%†	(1.39)%	(1.72)%	(1.86)%	(1.94)%	(2.01)%
Portfolio turnover rate	62.04%		156.49%	115.96%	91.67%	96.04%	83.73%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.81	%††	2.31%
Ratio of net investment loss to average net assets	(1.46	)%††	(1.47)%

†	Annualized.
††	Annualized except for the Non-Recurring Charges (Note 4c) which have not been annualized as they represent a one-time occurrence.
ø	The Manager reimbursed certain expenses for the period presented.
#	Excluding the effect of certain payments received from the Manager in 2004, total returns for Classes A, B, C, I and R would have been 5.85%, 4.99%, 5.09%, 6.56%, and 5.94%, respectively.
[1]	In June 2008, the Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC. Excluding the effect of this item, total return for Class A, B, C, I and R would have been (44.93)%, (45.33)%, (45.10)%, (44.62)%, and (45.10)%, respectively (Note 8).

See Notes to Financial Statements.

Proxy Results

Shareholders of Seligman Frontier Fund, Inc. voted on the following proposals at the Special Meeting of Shareholders held on November 3, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain
2,787,225.641	115,012.293	78,029.756

Proposal 2

To elect 10 directors to the Board:

	For	Withheld
Kathleen Blatz	3,466,770.693	145,501.997
Arne H. Carlson	3,465,314.694	146,957.996
Pamela G. Carlton	3,463,759.784	148,512.906
Patricia M. Flynn	3,466,770.693	145,501.997
Anne P. Jones	3,465,125.076	147,147.614
Jeffrey Laikind	3,462,768.548	149,504.142
Stephen R. Lewis, Jr.	3,464,446.675	147,826.015
Catherine James Paglia	3,464,059.454	148,213.236
Alison Taunton-Rigby	3,465,737.581	146,535.109
William F. Truscott	3,465,485.489	146,787.201

Additional Fund Information

Fund Symbols	General Distributor	Important Telephone Number
Class A: SLFRX Class B: SLFBX Class C: SLFCX Class R: SFFRX	RiverSource Fund Distributors, Inc. 50611 Ameriprise Financial Center Minneapolis, MN 55474	(800) 221-2450	For Shareholder Services, Retirement Plan Services, or 24-Hour Automated Telephone Access Service
Manager	Shareholder Service Agent
RiverSource Investments, LLC 200 Ameriprise Financial Center Minneapolis, MN 55474	RiverSource Service Corporation 734 Ameriprise Financial Center Minneapolis, MN 55474

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Change in Independent Registered Public Accounting Firm

On March 11, 2009, Ernst & Young LLP was selected as the Fund’s independent registered public accounting firm for the 2009 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm’s report on the Fund’s financial statements for the year ended October 31, 2008 and the year ended October 31, 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through March 11, 2009, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.
(a) Schedule I – Investments in securities of unaffiliated issuers.

Included in Item 1 above.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board Governance Committee (the “Committee”) of the Board reviews candidates for Board membership including candidates recommended by shareholders. To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s meeting of shareholders, if such a meeting was held. The Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders, if such a meeting is held. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	July 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	July 7, 2009

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	July 7, 2009

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.